UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 8, 2025

OLD MARKET CAPITAL CORPORATION

(Exact name of registrant as specified in its Charter)

Delaware	0-26680	59-2506879
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1601 Dodge Street, Suite 3350 Omaha, Nebraska	68102
(Address of Principal Executive Offices)	(Zip Code)

(531) 867-3631

(Registrant’s telephone number, Including area code)

Not applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	OMCC	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On September 8, 2025, the Board of Directors of Old Market Capital Corporation (the “Company”) approved an amendment to the Company’s Bylaws (“Amendment No. 1 to the Bylaws”) to change the Company’s fiscal year end from March 31 to December 31, effective as of October 1, 2025.

The foregoing description of Amendment No. 1 to the Bylaws does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of Amendment No. 1 to the Bylaws, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

As a result of the change in the Company’s fiscal year end, the Company will file a transition report on Form 10-KT for the period from April 1, 2025 to December 31, 2025, which represents the transition period between the closing of the Company’s most recent fiscal year and the commencement of its newly adopted fiscal year.

Item 5.07 Submission of Matters to a Vote of Security Holders

The Company held its Annual Meeting of Stockholders on September 8, 2025 and the stockholders voted as set forth below on the following proposals. Each of these proposals is described in detail in the Company's Proxy Statement as filed with the Securities and Exchange Commission on July 29, 2025. A total of 5,553,174 shares of the Company’s common stock, or 82.23% of the 6,753,625 shares entitled to vote, were represented in person or by proxy at the Annual Meeting of Stockholders.

Proposal No. 1 Election of Directors

The stockholders elected five directors with terms expiring at the 2026 Annual Meeting of Stockholders, based on the following voting results:

Nominee	Votes Cast For	Votes Withheld	Broker Non-Votes
Mark R. Hutchins	5,218,035	38,914	296,225
Brendan J. Keating	5,254,629	2,320	296,225
Adam K. Peterson	5,221,755	35,194	296,225
Jeffrey C. Royal	5,254,549	2,400	296,225
Jeremy Q. Zhu	4,920,306	336,643	296,225

Proposal No. 2 Ratification of Appointment of Independent Registered Public Accounting Firm

The stockholders ratified the appointment of Forvis Mazars, LLP as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending March 31, 2026, based on the following voting results:

Votes Cast For	Votes Cast Against	Number of Abstentions
5,525,953	27,194	27

Proposal No. 3 Advisory Vote on Compensation of Named Executive Officers

The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers, based on the following voting results:

Votes Cast For	Votes Cast Against	Number of Abstentions	Broker Non-Votes
5,227,406	3,659	25,884	296,225

Item 9.01 Financial Statements and Exhibits

(a)	Not applicable
(b)	Not applicable
(c)	Not applicable
(d)	Exhibits:

Exhibit #	Description

3.1	Amendment No. 1 to the Bylaws of Nicholas Financial, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

OLD MARKET CAPITAL CORPORATION
(Registrant)

Date: September 11, 2025	/s/ Charles Krebs
Charles Krebs
Chief Financial Officer